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                                                                    EXHIBIT 99.1

              SECOND AMENDED AND RESTATED AGREEMENT OF JOINT FILING

     WHEREAS, American International Group, Inc., a Delaware corporation, American Home Assurance Company, a New York corporation, Chartis U.S., Inc., a Delaware corporation and Chartis, Inc., a Delaware corporation (together the "Original Parties") entered into an Amended and Restated Agreement of Joint Filing dated as of September 27, 2007 (the "Agreement"); and

     WHEREAS, the Original Parties desire to further amend and restate the Agreement in order to include Chartis Holdings, Inc., a Delaware corporation and AIUH LLC, a Delaware limited liability company, as additional parties who agree to the joint filing on their behalf of a Statement on Schedule 13D;

     NOW, THEREFORE, BE IT RESOLVED, that the Agreement is hereby amended and restated as follows:

     In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13D, or any amendments thereto, with respect to the common stock, par value $1.00 per share, of Transatlantic Holdings, Inc. and that this Agreement be included as an Exhibit to such filing.

     Each of the undersigned represents and warrants to the others that the information about it contained in the Statement on Schedule 13D is, and in any amendment thereto will be, true, correct and complete in all material respects and in accordance with all applicable laws.

     This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall be deemed to constitute one and the same Agreement.
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     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of
March 5, 2010.

                                        American International Group, Inc.


                                        By: /s/ Kathleen E. Shannon
                                            ------------------------------------
                                        Name:  Kathleen E. Shannon
                                        Title: Senior Vice President and
                                               Secretary


                                        American Home Assurance Company


                                        By: /s/ Robert S. H. Schimek
                                            ------------------------------------
                                        Name:  Robert S. H. Schimek
                                        Title: Senior Vice President,
                                               Chief Financial Officer and
                                               Treasurer


                                        Chartis U.S., Inc.


                                        By: /s/ Robert S. H. Schimek
                                            ------------------------------------
                                        Name:  Robert S. H. Schimek
                                        Title: Executive Vice President,
                                               Chief Financial Officer and
                                               Treasurer


                                        Chartis Inc.


                                        By: /s/ Robert S. H. Schimek
                                            ------------------------------------
                                        Name:  Robert S. H. Schimek
                                        Title: Executive Vice President,
                                               Chief Financial Officer and
                                               Treasurer


                                        Chartis Holdings, Inc.


                                        By: /s/ Robert S. H. Schimek
                                            ------------------------------------
                                        Name:  Robert S. H. Schimek
                                        Title: Executive Vice President,
                                               Chief Financial Officer and
                                               Treasurer


                                        AIUH LLC


                                        By: /s/ Kathleen E. Shannon
                                            ------------------------------------
                                        Name:  Kathleen E. Shannon
                                        Title: Secretary